THE DLB FUND GROUP

                               Supplement to the
            Statement of Additional Information dated March 1, 2003
                              Dated June 27, 2003

THE FOLLOWING INFORMATION SUPPLEMENTS THE SECTION ENTITLED "INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS" COMMENCING ON PAGE 4:

RECENT TAX SHELTER REPORTING  REGULATIONS.  Under recently promulgated Treasury
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regulations,  if a  shareholder  recognizes  a loss with  respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of
portfolio   securities   are  in  many  cases   excepted  from  this  reporting
requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

RECENT TAX  LEGISLATION. President Bush recently  signed the Job and Growth Tax
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Relief  Reconciliation  Act of 2003 (the  Act).  Among  other  things,  the Act temporarily reduces long- term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before December 31, 2008, (1) the long-term capital gain rate applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets); and (2) provided holding period and other requirements are met by a Fund, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations "qualified dividend income", which will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder.

Fund dividends representing distributions of interest income and net short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates.

In addition, under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter. The Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number.

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THE FOLLOWING  INFORMATION  REPLACES  MATERIAL RELATING TO MR. TARANTINO IN THE
TABLE OF PRINCIPAL OFFICERS ON PAGE 12:



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                                                        Term of Office/1
                                Position(s) Held        and Length of           Principal Occupation(s)
Name, Address, and Age          with Trust/3            Time Served             During Past Five Years
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KEVIN M. MCCLINTOCK/2           President               Since 2003              Managing Director and Director, David
David L. Babson & Company Inc.                                                  L. Babson & Company Inc., 1999-
One Memorial Drive              Trustee                 Since 1999              present; Managing Director, S.I.
Cambridge, MA 02142                                                             International Assets (formerly known
Age: 41                                                                         as Babson-Stewart Ivory International),
                                                                                1999-present; Director of Equities and
                                                                                Fixed Income, Dreyfus Corporation,
                                                                                1995-1999.

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

     1/A Trustee serves for an indefinite term, until his or her successor is elected. Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

     2/Mr. McClintock is an "Interested Person" as that term is defined in the Investment Company Act of 1940 through his employment with the Funds' investment adviser.

     3/The "Interested Trustees" table on page 10 is also amended by reference to Mr. McClintock's election as President of the Trust in 2003.

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     THE FOLLOWING  REPLACES THE THIRD SENTENCE OF THE FIRST  PARAGRAPH OF
     THE SECTION ENTITLED "DESCRIPTION OF THE TRUST AND OWNERSHIP OF THE SHARES" ON PAGE 47:

     The DLB Core Growth Fund, DLB Value Fund, DLB Small Company Opportunities Fund, DLB International Fund, DLB Emerging Markets Fund, and DLB Fixed Income Fund, although registered as non-diversified funds, have operated over the past three years continuously as diversified funds. Consequently, based on applicable regulations, their sub-classification has changed from non-diversified to diversified. Additionally, for the same reason, it is anticipated that the DLB High Yield Fund and DLB Small Capitalization Value Fund will also be reclassified as diversified effective September 5, 2003 and December 19, 2003, respectively.




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